                                                                    EXHIBIT 10.3




                  AMENDMENT TO MORTGAGE, SECURITY AGREEMENT,
                                AND ASSIGNMENT


     This Amendment to Mortgage, Security Agreement and Assignment is made as of the 12th day of June, 2000 by and between DYNAMICS RESEARCH CORPORATION (hereinafter, the "Mortgagor"), a Massachusetts corporation with an office at 60 Frontage Road, Andover, Massachusetts and FAMILY BANK, FSB, now known as FIRST MASSACHUSETTS BANK, N.A., a national banking association, for itself and as collateral agent for the benefit of each of the lenders under a certain Loan and Security Agreement dated as of February 10, 2000 (hereinafter, the "Mortgagee") having an address for purposes hereof at 153 Merrimack Street, Haverhill, Massachusetts, in consideration of the mutual covenants contained herein and the benefits to be derived herefrom.

     WHEREAS, the Mortgagor granted to the Mortgagee a certain Mortgage, Security Agreement and Assignment (hereinafter, the "Mortgage") in and to certain premises located on Frontage Road, Andover, Massachusetts (as more particularly described in the Mortgage, the "Premises") dated February 10, 2000 and recorded with the Essex County Registry of Deeds at Book 5676, Page 217 to
                                                             ----       ---
secure the Mortgagor's prompt, punctual and faithful payment and performance of certain of the Mortgagor's present and future Liabilities (as defined in the Mortgage).

     WHEREAS, the Mortgagor and the Mortgagee wish to amend, modify and supplement the Mortgage to secure an amendment and increase of the Mortgagor's existing Liabilities to the Mortgagee to be included as part of the Liabilities secured by said Mortgage, all as more particularly hereinafter set forth;

     NOW THEREFORE, in consideration of the above premises and of the sum of One Dollar ($1.00) and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Mortgagor and the Mortgagee hereby covenant and agree as follows:

     1. The following text appearing in Article 1, clause (iii) and (iv) of the Mortgage is hereby deleted:

          "(iii) a certain Term Note of even date made by, among others, the Mortgagor payable to Family Bank, FSB in the original principal amount of $2,500,000.00, and (iv) a certain Term Note made by, among others, the Mortgagor payable to Brown Brothers Harriman & Co. in the original principal amount of $5,000,000.00, and any extensions, renewals, substitutions, modifications, or replacements of any of the foregoing (hereinafter, singly and collectively, the "Notes"),"

and is hereby replaced with the following:

          "(iii) a certain Amended and Restated Term Note dated as of June 12th, 2000 made by, among others, the Mortgagor payable to First Massachusetts Bank, N.A., formerly known as Family Bank, FSB in the original principal amount of $5,000,000.00, and (iv) a certain Amended and Restated Term Note dated as of June 12th, 2000 made by, among others, the Mortgagor payable to Brown Brothers Harriman & Co. in the original principal amount of $5,000,000.00, and any extensions, renewals, substitutions, modifications or replacements of any of the foregoing (hereinafter, singly and collectively, the "Notes"),"

     2. Except as specifically modified herein, all terms and conditions of the Mortgage shall remain in full force and effect and are hereby ratified and confirmed. The Mortgage, as modified hereby, and as provided in said
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          Mortgage, is upon the STATUTORY CONDITION and upon the further condition that all covenants and agreements of the Mortgagor contained therein and herein shall be kept and fully performed, for any breach of which condition the holder hereof shall have the STATUTORY POWER OF SALE.

     3. The Mortgagor acknowledges, confirms and agrees that as of the date hereof it has no offsets, defenses, claims or counterclaims against the Mortgagee with respect to any of its liabilities or obligations due and owing to the Mortgagee, and, to the extent that the Mortgagor has or has ever had any such offsets, defenses, claims or counterclaims, the Mortgagor hereby specifically WAIVES and RELEASES any and all rights to such offsets, defenses, claims or counterclaims.



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                                      -2-
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     IN WITNESS WHEREOF, the parties hereto have caused these presents to be signed, sealed and acknowledged and duly authorized as of the  12th day of June,
                                                               --
2000.

                                    DYNAMICS RESEARCH CORPORATION
                                    ("Mortgagor")


                                    By: /s/ David Keleher
                                        ------------------
                                        David Keleher, Vice President of Finance
                                        and Chief Financial Officer

                                    By: /s/ David C. Proctor
                                        --------------------
                                        David C. Proctor, Treasurer

                                    ("Mortgagee")

                                    FIRST MASSACHUSETTS BANK, N.A., formerly known as FAMILY BANK, FSB, for itself and as collateral agent

                                    By:     /s/  C. Lee Willingham
                                            ----------------------

                                    Name:   C. Lee Willingham
                                            -----------------
                                    Title:  Vice President
                                            --------------


                         COMMONWEALTH OF MASSACHUSETTS

Essex County, ss.                                                  June 12, 2000
----------------                                                        --

     Then personally appeared the above named David Keleher and David C. Proctor, being the President and Treasurer of Dynamics Research Corporation, and acknowledged the foregoing instrument to be their free act and deed and the free act and deed of said corporation, before me,


                                       /s/ Dawn Murphy Scanlon
                                       -----------------------
                                       Notary Public
                                       My Commission Expires:  7/30/2004
                                                               ---------


                         COMMONWEALTH OF MASSACHUSETTS

Middlesex, ss.                                                     June __, 2000
--------------

     Then personally appeared the above named C. Lee Willingham, the Vice President of First Massachusetts Bank, N.A., formerly known as Family Bank, FSB, and acknowledged the foregoing instrument to be said person's free act and deed and the free act and deed of said entity, before me,


                                       ______________________________
                                       Notary Public
                                       My Commission Expires:_________